EXHIBIT 10.18


                               SECURITY AGREEMENT

                (EQUIPMENT, CONSUMER GOODS, FIXTURES, INVENTORY)

                                                              Date: July 6, 2000


MEGAMEDIA NETWORKS, INC., A DELAWARE CORPORATION (the "Debtor") whose address is 57 West Pine Street, Orlando, Florida 32801,and THE ORLANDO GROUP DOWNTOWN LLC, A FLORIDA LIMITED LIABILITY COMPANY (the "Secured Party") whose address is 100
S. Orange Avenue, Suite 1000, Orlando, Florida 32801, agree as follows:

         1. SECURITY INTEREST. The Debtor gives the Secured Party security title to and a continuing and unconditional security interest ("Security Interest") in the goods described below and in all parts, accessories, attachments, additions, replacements, accessions, substitutions and in all proceeds thereof in any form together with all records relating thereto (the "Collateral"):

         All of Debtor's accounts, inventory, equipment, and furniture, wherever held or located, whether now owned or hereafter owned or acquired by Debtor, together with all proceeds and products thereof, and all books and records and insurance proceeds relating thereto. The terms "accounts", "inventory," and "equipment" shall have the same respective meanings as are given to those terms in Chapter 679 of Florida Statutes, as amended.

         2. INDEBTEDNESS SECURED. This Agreement and the Security Interest created by it secures that certain obligation of the Debtor to the Secured Party represented by that certain Agreement and Promissory Note in the original principal amount of $350,000.00 dated of even date hereof (the "Indebtedness").

         3. WARRANTIES OF DEBTOR. The Debtor warrants and so long as this Agreement continues in force shall be deemed continuously to warrant that:

         (a) the Debtor is the owner of the Collateral free of all security interests or other encumbrances, except the Security Interest;

         (b) the Debtor is authorized to enter into the Security Agreement;

         (c) the Collateral is used or bought for use primarily in business or professional operations.

         (d) The Collateral will not become affixed to any real property.

         (e) The Debtor's principal place of business and chief executive office in the State of Florida is located at the address

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specified above.

         4. COVENANTS OF DEBTOR. So long as this Agreement has not been terminated as provided in paragraph 6, the Debtor: (a) will defend the Collateral against the claims of all other persons; will keep the Collateral free from all security interests or other encumbrances, except the Security Interest; and will not sell, transfer, lease, or otherwise dispose of any of the Collateral or any interests therein without the prior written consent of the Secured Party; (b) will not remove the Collateral from the State nor change the location of Debtor's chief executive office without the written consent of the Secured Party, will notify the Secured Party promptly in writing of any change in the Debtor's address, name or identity from that specified above; and will permit the Secured Party or its agents to inspect the Collateral; (c) will keep the Collateral in good condition and repair and will not use the Collateral in violation of any provisions of this Security Agreement, of any applicable statute, regulation or ordinance or of any policy of insurance insuring the Collateral; (d) will execute and deliver to the Secured Party such financing statements and other documents, pay all costs including costs of title searches and filing financing statements and other documents in any public offices requested by the Secured Party, and take such other action as the Secured Party may deem advisable to perfect the Security Interest created by this Agreement;
(e) will pay all taxes, assessments and other charges of every nature which may be levied or assessed against the Collateral; (f) will insure the Collateral against risks by obtaining policies (none of which shall be cancellable without the prior written consent of the Secured Party) in coverage, form, and amount and with companies satisfactory to the Secured Party, such policies to contain a loss payee provision executed in favor of the Secured Party and at Secured Party's request will deliver each policy or certificate of insurance therefor to the Secured Party; (g) will prevent the Collateral or any part thereof from being or becoming an accession to other goods not covered by the Security Agreement; (h) unless the Collateral is specified in paragraph 3(d) as a fixture, will prevent the Collateral or any part of the Collateral from becoming a fixture; and (i) if any certificate of title may be issued with respect to any of the Collateral, the Debtor will cause the Secured Party's interest under this Agreement to be noted on the certificate and will deliver the original certificate to the Secured Party.

         5. COLLECTION AND SEGREGATION OF ACCOUNTS AND RIGHT TO NOTIFY. Secured Party hereby authorizes Debtor to collect the Collateral, subject to the direction and control of Secured Party but Secured Party may, without cause or notice, curtail or terminate said authority at any time. Upon notice by Secured Party, whether oral or in writing, to Debtor, Debtor shall forthwith upon receipt of all checks, drafts, cash, and other remittances in payment of or on account of the Collateral, deposit the same in one or more special accounts maintained with Secured Party over which Secured Party alone shall have the power of withdrawal. The remittance of the proceeds of such Collateral shall not, however, constitute payment or liquidation of such Collateral until Secured Party shall receive good funds for such proceeds. Funds placed in such special accounts shall be held by

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Secured Party as security for all Indebtedness secured hereunder. These proceeds shall be deposited in precisely the form received, except for the indorsement of Debtor where necessary to permit collection of items, which indorsement Debtor agrees to make, and which indorsement Secured Party is also hereby authorized, as attorney-in-fact, to make on behalf of Debtor. In the event Secured Party has notified Debtor to make deposits to a special account, pending such deposit, Debtor agrees that it will not commingle any such checks, drafts, cash or other remittances with any funds or other property of Debtor, but will hold them separate and apart therefrom, and upon an express trust for Secured Party until deposit thereof is made in the special account. Secured Party will, from time to time, apply the whole or any part of the Collateral funds on deposit in this special account against such Indebtedness as are secured hereby as Secured Party may in its sole discretion elect. At the sole election of Secured Party, any portion of said funds on deposit in the special account which Secured Party shall elect not to apply to the Indebtedness, may be paid over by Secured Party to Debtor. At any time, whether Debtor is or is not in default hereunder, Secured Party may notify persons obligated on any Collateral to make payments directly to Secured Party and Secured Party may take control of all proceeds of any Collateral. Until Secured Party elects to exercise such rights, Debtor, as agent of Secured Party, shall collect and enforce all payments owed on the Collateral.

         6. DEFAULT. (a) Any of the following shall constitute an event of default ("Event of Default"): (i) non-payment when due whether by acceleration or otherwise of the principal of or interest on any Indebtedness, time being of the essence, or failure by the Debtor to perform any obligations under this Agreement or under any other agreement between the Debtor and Secured Party;
(ii) death or incompetency of the Debtor; (iii) filing by or against the Debtor of a petition in bankruptcy or for reorganization under any bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution, liquidation or similar law of any jurisdiction; (iv) making a general assignment by the Debtor for the benefit of creditors; the appointment of or taking possession by a receiver, trustee, custodian or similar official for the Debtor or for any of the Debtor's assets; or the institution by or against the Debtor of any kind of insolvency proceedings or any proceeding for the dissolution or liquidation of the Debtor; (v) the occurrence of any event described in paragraph 4(a)(ii), (iii) or (iv) hereof with respect to any indorser or guarantor or any party liable for payment of any Indebtedness; or
(vi) material falsity in any certificate, statement, representation, warranty or audit at any time furnished to the Secured Party by or on behalf of the Debtor or any indorser or guarantor or any other party liable for payment of any Indebtedness, pursuant to or in connection with the Security Agreement or otherwise (including warranties in this Agreement) and including any omission to disclose any substantial contingent or liquidated liabilities or any material adverse change in facts disclosed by any certificate, statement, representation, warranty or audit furnished to the Secured Party; or (vii) any attachment or levy against the Collateral or any other occurrence which inhibits the Secured Party's

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free access to the Collateral.

         (b) The Secured Party may declare all or part of the Indebtedness to be immediately due without notice upon the happening of any Event of Default or if the Secured Party in good faith believes that the prospect of payment of all or any part of the Indebtedness or the performance of the Debtor's obligations under this Agreement or any other agreement now or hereafter in effect between the Debtor and the Secured Party is impaired. This paragraph is not intended to affect any rights of the Secured Party with respect to any Indebtedness which may now or hereafter be payable on demand.

         (c) Upon the happening of any Event of Default the Secured Party's rights with respect to the Collateral shall be those of a secured party under the Uniform Commercial Code and any other applicable law from time to time in effect. The Secured Party shall also have any additional rights granted herein and in any other agreement now or hereafter in effect between the Debtor and the Secured Party. If requested by the Secured Party, the Debtor will assemble the Collateral and make it available to the Secured Party at a place to be designated by the Secured Party.

         (d) The Debtor agrees that any notice by the Secured Party of the sale or disposition of the Collateral or any other intended action hereunder, whether required by the Uniform Commercial Code or otherwise, shall constitute reasonable notice to the Debtor if the notice is mailed by regular or certified mail, postage prepaid, at least five days before the action to the Debtor's address as specified in this Agreement or to any other address which the Debtor has specified in writing to the Secured Party as the address to which notices shall be given to the Debtor.

         (e) The Debtor shall pay all costs and expenses incurred by the Secured Party in enforcing this Security Agreement, realizing upon any Collateral and collecting any Indebtedness (including reasonable attorney's fees) whether suit is brought or not and whether incurred in connection with collection, trial, appeal or otherwise, and shall be liable for any deficiencies in the event the proceeds of disposition of the Collateral does not satisfy the Indebtedness in full.

         7. MISCELLANEOUS. (a) The Debtor authorizes the Secured Party at the Debtor's expense to file any financing statement or statements relating to the Collateral (without the Debtor's signature thereon) which the Secured Party deems appropriate, and the Debtor appoints the Secured Party as the Debtor's attorney-in-fact to execute any such financing statement or statements in the Debtor's name and to perform all other acts which the Secured Party

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deems appropriate to perfect and to continue perfection of the Security
Interest.

         (b) The Debtor hereby irrevocably consents to any act by the Secured Party or its agents in entering upon any premises for the purpose of either (i) inspecting the Collateral or (ii) taking possession of the Collateral after any Event of Default; and the Debtor hereby waives Debtor's right to assert against the Secured Party or its agents any claim based upon trespass or any similar cause of action for entering upon any premises where the Collateral may be located.

         (c) The Debtor authorizes the Secured Party to collect and apply against the Indebtedness any refund of insurance premiums or any insurance proceeds payable on account of the loss of or damage to any of the Collateral and appoints the Secured Party as the Debtor's attorney-in-fact to indorse any check or draft representing such proceeds or refund.

         (d) (i) As further security the Debtor grants to the Secured Party a security interest in all property of the Debtor which is or may hereafter be in the Secured Party's possession in any capacity including all monies owed or to be owed by the Secured Party to the Debtor; and with respect to all of such property, the Secured Party shall have the same rights as it has with respect to the Collateral. (ii) Without limiting any other right of the Secured Party whenever the Secured Party has the right to declare any Indebtedness to be immediately due and payable (whether or not it has so declared), the Secured Party may set off against the Indebtedness all monies then owed to the Debtor by the Secured Party in any capacity whether due or not and the Secured Party shall be deemed to have exercised its rights of set off immediately at the time its right to such election accrues.

         (e) Upon the Debtor's failure to perform any of its duties hereunder the Secured Party may, but it shall not be obligated to, perform any of such duties and the Debtor shall forthwith upon demand reimburse the Secured Party for any expense incurred by the Secured Party in doing so.

         (f) No delay or omission by the Secured Party in exercising any right hereunder or with respect to any Indebtedness shall operate as a waiver of that or any other right, and no single or partial exercise of any right shall preclude the Secured Party from any other further exercise of any other right or remedy. The Secured Party may cure any Event of Default by the Debtor in any reasonable manner without waiving the Event of Default so cured and without waiving any other prior or subsequent Event of Default by the Debtor. All rights and remedies of the Secured Party under this Agreement and under the Uniform Commercial Code shall be deemed cumulative.

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         (g) The Secured Party shall have no obligation to take and the Debtor shall have the sole responsibility for taking any steps to preserve rights against all prior parties to any instrument or chattel paper in the Secured Party's possession as proceeds of the Collateral. The Debtor waives notice of dishonor and protest of any instrument constituting Collateral at any time held by the Secured Party on which the Debtor is in any way liable and waives notice of any other action by the Secured Party.

         (h) The rights and benefits of the Secured Party under this Agreement shall, if the Secured Party agrees, inure to any party acquiring an interest in the Indebtedness or any part thereof.

         (i) The terms "Secured Party" and "Debtor" as used in this Agreement include the heirs, personal representatives, and successors and assigns of those parties.

         (j) If more than one Debtor executes this Security Agreement, the term "Debtor" includes each of the Debtors as well as all of them, and their obligations under this Agreement shall be joint and several.

         (k) This Agreement may not be modified or amended nor shall any provision of it be waived except in writing signed by the Debtor and by an authorized officer of the Secured Party.

         (l) This Agreement shall be construed under the Uniform Commercial Code and any other applicable Florida laws in effect from time to time.

         (m) This Security Agreement is a continuing agreement which shall remain in force until the Secured Party shall actually receive written notice of its termination and thereafter until all of the Indebtedness contracted for or created before receipt of the notice and any extensions or renewals of that Indebtedness (whether made before or after receipt of the notice) together with all interest thereon both before and after the notice shall be paid in full.

         8. WAIVER. The Debtor hereby waives any rights Debtor may have to notice and a hearing before possession of Collateral is effected by Secured Party by self-help, replevin, attachment or otherwise.

         9. WAIVER OF TRIAL BY JURY. DEBTOR HEREBY, AND SECURED PARTY BY ITS ACCEPTANCE OF THIS SECURITY AGREEMENT, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS SECURITY AGREEMENT AND ALL AGREEMENTS EXECUTED OR CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH ANY COURSE OF CONDUCT,

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COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTION OF EITHER
PARTY, WHETHER IN CONNECTION WITH THE INDEBTEDNESS, THE COLLECTION THEREOF, OR OTHERWISE. THIS PROVISION IS A MATERIAL INDUCEMENT FOR SECURED PARTY EXTENDING THE CREDIT ACCOMMODATION(S) COMPRISING THE INDEBTEDNESS.

                                      MEGAMEDIA NETWORKS, Inc., a Delaware
                                      corporation



________________________________      BY:__________________________________
Officer                                  David Gust, Chief Executive Officer

                                                    "Debtor"